UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 16, 2009
Dana Holding Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-1063	26-1531856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer
Identification Number)
4500 Dorr Street, Toledo, Ohio 43615
(Address of principal executive offices) (Zip Code)
(419) 535-4500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This filing amends Item 2.02 of the Current Report on Form 8-K filed March 16, 2009 by Dana Holding Corporation “Dana” regarding its results of operations and financial condition for the quarter and year ended December 31, 2008, and re-files Exhibit 99.1 and Exhibit 99.2 to correct an error. Three lines of the press release schedule “Segment Sales and EBITDA” contained in Exhibit 99.1 were labeled incorrectly resulting in incorrect EBITDA for all periods presented for the Commercial Vehicle and Off-Highway segments and “eliminations and other.” Slide 32 of the Earnings Conference Call presentation contained in Exhibit 99.2 also has the same error.

Items 2.02 and 7.01	Results of Operations and Financial Condition and Regulation FD Disclosure
Dana today issued a news release announcing its results for the quarter and year ended December 31, 2008. A copy of the press release and the presentation slides which will be discussed during Dana’s webcast and conference call scheduled for 10:30 a.m. EDT today are attached hereto as Exhibits 99.1 and 99.2, respectively.
The information in this report (including Exhibits 99.1 and 99.2 hereto) is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits. The following exhibits are furnished with this report.

Exhibit No.	Description

99.1	Dana Holding Corporation Press Release dated March 16, 2009

99.2	Presentation Slides

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANA HOLDING CORPORATION

Date: March 16, 2009	By:	/s/ Marc S. Levin

	Name:	Marc S. Levin
	Title:	Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Dana Holding Corporation Press Release dated March 16, 2009

99.2	Presentation Slides

4